 CHANCELLOR LGT
 ASSET MANAGEMENT
 OVER 25 YEARS
 OF INVESTING
 WORLDWIDE

G.T. GLOBAL
DEVELOPING
MARKETS
FUND, INC.

SEMIANNUAL REPORT
JUNE 30, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Portfolio  holdings and views of
the Fund's managers described in
this semiannual report are as of
the  date   of  the   interview,
unless  otherwise noted, and are
subject to change.

MESSAGE FROM THE CHAIRMAN

Dear Investor,

This report is written in a style we hope you find enjoyable to read and easy to understand. Our intention is to provide our shareholders with meaningful information about the performance of GT Global Funds. We think it is important to help investors develop a global perspective about their investments, including developments in individual economies around the world. Specifically, we address how macroeconomic and political events within countries influence investment results and, ultimately, Fund performance.

In this semiannual report, we describe our management process and offer insights into the Fund's investment strategy. Companies and countries in which the Fund invests are discussed, as well as issues pertinent to decisions affecting the Funds. Biographical information on portfolio managers' background and experience is also included, and through our question and answer format, we make it possible for shareholders to be included in the thought processes that form the basis of their investment decisions.

We make every effort to communicate as clearly as possible because we want you, our shareholders, to have a useful understanding of what is happening with your investments in GT Global Funds, and why.

We would also like to emphasize that today--as global investing continues to become increasingly complex, information travels as quickly as a keystroke, and critical decisions must be made within shorter time frames--prudent advice, professional management, global diversification and investing for the long term have never been more important.

As always, we appreciate and value our shareholders in GT Global Funds.

Sincerely,


/s/ William J. Guilfoyle

William J. Guilfoyle
CHAIRMAN OF THE BOARD AND PRESIDENT
GT GLOBAL FUNDS

INTERVIEW WITH PORTFOLIO MANAGERS
ALLAN CONWAY AND MICHAEL MABBUTT

We appointed Allan Conway as Head of Emerging Markets Equity Investment in January 1997. Mr. Conway has an exceptional track record, with over 15 years of emerging markets experience. Most recently, from 1992-1997, he served as the Director of International Equities at Hermes. Since his appointment, he has instituted significant changes, beginning with augmenting existing risk control measures with more disciplined, quantitative measures designed to manage risk more effectively.

He is also building a highly regarded and experienced emerging markets equity team that will include six portfolio managers dedicated to a top-down approach. Based in London with Mr. Conway, they will be supported by regional research/country portfolio management professionals.

On the fixed income side, we are pleased to announce the appointment of Cheng-Hock Lau(1) as Chief Investment Officer, Developed Market Debt. Prior to joining Chancellor LGT Asset Management in 1995, Mr. Lau spent a total of 13 years with Fiduciary Trust, Bankers Trust and Glaxo Enterprises as a Fund Manager for Global Fixed Income.

Michael Mabbutt also joined Chancellor LGT as Head of Global Emerging Market Debt this year. From 1992-96, Mr. Mabbutt was a Senior Fixed Income Manager at Barings Asset Management, and from 1986-92 he was a Fixed Income Investment Manager at Norwich Life.

Q     HOW DID THE FUND PERFORM?

A     Over the first six months of the year,
the performance of emerging fixed income and equity markets was buoyed by a supportive global financial environment in which liquidity remained strong and inflation was minimal. In this setting, the Fund performed well, returning 11.20% based on net asset value (NAV) over the six months to June 30, 1997. Over the longer horizon, the Fund continues to enjoy a strong long-term track record. Based on total return of NAV for the three year period ended June 30, 1997, the Fund has placed third within its peer group of 15 emerging market funds, according to Micropal.(2)

Despite the Fund's excellent long-term track record, it has been subject to a persistent discount. Concern about the discount prompted the Fund's Board of Directors to approve a proposal initially brought forth by management in March to convert the Fund from a closed-end investment company to an open-end mutual fund. The board believes converting the Fund to an open-end vehicle is the optimal way to accurately reflect the value of the Fund's holdings and is in the best interests of its shareholders. The move towards open-ending is expected to occur in the fourth quarter of 1997, subject to shareholder approval. Since the announcement of the board's approval on June 18, 1997, the Fund's discount to NAV has narrowed, ending the reporting period at 8.4%, as traded on the New York Stock Exchange.

Q     HOW DID REGIONAL MARKETS PERFORM IN GENERAL?

A     Latin American markets prospered under the inflow of foreign portfolio investments. Depending on the country in question, foreign investors were attracted by prospects of further economic reform and/or the reality of a pickup in domestic demand. All the regional markets performed well, with Brazil leading the way. The Brazilian market flourished under a host of successes including a landmark US$3 billion issue of a 30-year bond. Inflation fell to 7%--its lowest level in 30 years--and constitutional changes will permit President Cardoso to run for a second term, which augurs well for public finance reform.

In contrast, regional markets throughout Asia experienced considerable volatility and divergent performances. For example, India topped the list of outperformers. Investors were encouraged by an easing in monetary policy, plentiful liquidity, attractive valuations and stronger economic growth. Meanwhile, Thailand continued to suffer under the burden of a currency devaluation and crisis in its property and financial sectors.

                                                           Continued p.3

(1) Mr. Lau was an employee of Chancellor Capital Management until October 31, 1996, when LGT Asset Management merged with Chancellor. The resulting entity was renamed Chancellor LGT Asset Management and is the investment advisor to GT Global Mutual Funds.

(2) The Fund was ranked third out of 16 funds for the one-year period ended 6/30/97. Past performance is no guarantee of future results. Micropal is an internationally recognized mutual fund research organization. Micropal rankings do not take sales charges into account.

Among the major markets of eastern Europe, homogeneous returns were far from evident. Russian returns continued skyward with little pause for breath. Enthusiasm over a new, reform-minded cabinet, progress on tax issues and an improvement in economic growth, fueled rises in share prices. The Czech market, on the other hand, struggled with the consequences of an opaque and inefficient market. Many of these problems are only being addressed belatedly, following a series of bank failures and corruption scandals.

Q     WHAT COMPANIES PERFORMED WELL FOR THE FUND?

A     The Brazilian bellwether stock Telebras continued its stellar performance during the period, showing a U.S. dollar price return of 98%, on continuing optimism over privatization and attractive fundamentals. Another Brazilian company, Cemig, the integrated electric utility of Minas Gerais, also performed well during the period, as 33% of the voting shares were sold to Southern Electric of the U.S. We believe this will be a driving force in achieving greater efficiencies within the company. In Venezuela, Electricidad de Caracas, the electricity distributor for Caracas, produced a U.S. dollar return of 64%, on the back of a 75% increase in local tariffs and pressure by the government to achieve structural economic reform within Venezuela.

Elsewhere, LUKoil, the Russian oil producer and refiner, rose 69% in U.S. dollars. Among the most liquid and investor-friendly of the larger Russian companies, it has benefited from U.S. institutions' recent asset allocation towards the Russian market.

Q     WHAT WAS THE FUND'S INVESTMENT STRATEGY WITH
      RESPECT TO EQUITIES OVER THE PERIOD?

A     As part of the evolutionary change across our emerging market equity products, risk control guidelines have been enhanced by creating prescribed tracking error ranges at the global and country levels. Put into place during the period under review, this has resulted in some significant movement in Fund positions. Additionally, the portfolio was repositioned somewhat following the change in management. Some of the larger shifts included reducing Fund positions in Hong Kong, Russia, Argentina, and Mexico, where we were able to realize healthy profits. Positions were increased in countries where we find more attractive returns, including Egypt, Hungary, Israel, India and Korea.

Egypt, for example, is currently one of our favorite emerging equity markets. Attractive fundamentally, with strong economic growth, a small current account deficit, stable currency and substantial foreign exchange reserves, this market has been seen as a relatively safe haven during the recent turmoil in many emerging equity markets. Looking forward, we believe strong earnings growth and undemanding valuations bode well for the market.

Q     WHAT HAS DRIVEN RETURNS IN EMERGING FIXED
      INCOME MARKETS?

A     Emerging market bonds (again) significantly outperformed their conventional counterparts in the developed world over the first half of 1997. Sluggish GDP growth and low interest rates in Europe and Japan have continued to finance a pool of global liquidity searching for higher yields and returns. For several reasons, emerging bond markets have proved an extremely attractive target for these capital flows. Investors have realized (we believe rightly) that as long as U.S. Treasuries are reasonably stable, then, even without the spread narrowing, emerging market bonds can deliver superior returns. Second, emerging bond markets have attracted a wide variety of investors such as pension funds, insurance companies and global fixed income portfolios. These longer-term investors have given the market the credibility we believe it deserves. Finally, the economic fundamentals of many emerging countries have continued to improve, driven by a political willingness to implement IMF (International Monetary Fund) sponsored reforms.

Q     WHAT WAS YOUR INVESTMENT STRATEGY OVER THE
      PERIOD FOR LATIN AMERICAN FIXED INCOME?

A     For the first time in many years, Latin America is viewed as a success story. On an absolute basis, Argentina is the Fund's largest position in the region. Growth of 5% this year and continued low inflation of 1% a year reinforces the country's notable transition since the currency convertibility plan was introduced in 1991. We remain positive about its bond market, largely based on our belief that risk of devaluation has declined substantially.

                                                           Continued p.4

During the first half of this year, Standard & Poor's (the U.S. credit rating agency) made a landmark decision by allowing domestic corporate bonds to be rated higher than sovereign. They did so on the basis that more than 40% of Argentina's economy is now represented by U.S. dollars and, because dollars and pesos are equally accepted, the government would have a difficult time restricting access to foreign exchange by domestic corporates to pay off foreign debt. Based on our confidence in the sustainability of the peso's peg, we feel Argentine peso bonds, which generally earn higher interest rates than dollar instruments, represent an attractive investment.

Despite the market's recent success, the Fund has reduced its weighting in Brazil over the period, largely on concerns over Brazil's budget and current account deficits (estimated at 4% to 5% of GDP this year). Privatization has also been frustratingly slow, which is likely to continue as presidential elections are not too far off.

In Mexico, growth is estimated to be a healthy 5% this year, inflation is expected to fall to 18% from 26% last year and the budget and current account deficits appear to be a manageable 1% of GDP. Despite all these positive developments, however, Mexican yield spreads are the tightest in Latin America, and we have reduced our holdings because we feel other Latin American markets present more attractive opportunities.

Q     WHY HAS THE FUND MAINTAINED SUCH A LOW EXPO-
      SURE TO ASIAN FIXED INCOME MARKETS?

A     In our opinion, Asia is currently the most risky region for fixed income markets relative to other regions. Many of these countries are continuing to run significant current account deficits, and we view the resulting risk of currency depreciation to be considerable. Current account deficits have largely been the result of a weakening yen. A weaker yen makes Japanese exports more competitive at the expense of other Asian countries, many of which are also heavily dependent on electronics and automobiles. We have also recently witnessed a spillover effect from the Thai baht devaluation.

Equity investors, on the other hand, are more protected because a decline in currencies can be positive for export-dependent economies. Quite often, however, bonds in these countries have short-term maturities (less than one year). To this extent, they do not rise in price because, typically, yields will go up to defend the currency.

Q     WHAT HAVE THE FUND'S FIXED INCOME INVESTMENTS
      BEEN IN EASTERN EUROPE?

A     Russian fixed income has done very well, and the Fund's exposure to
Russia has increased purely on market appreciation. The most significant development over the past six months has been the almost entire replacement of the cabinet by new, younger, reformists, precipitating a rally in the market. Meanwhile, inflation continues to fall, the currency remains stable and, most importantly, seven years of negative GDP growth is expected to reverse. The government is also beginning to sort out its revenue problems, becoming more strict with companies that are not paying taxes. Recently a law was introduced that allows the liquidation of companies which fail to pay. Additionally, the recent IMF agreements have been well received by the markets.

The Fund has doubled its fixed income weighting in Bulgaria, 1997's top-performing fixed income market (based on the J.P. Morgan Index). The country has witnessed a miraculous turnaround since its economic collapse earlier this year. A new government was elected in May with a substantial majority and an IMF-designed currency board was in place by July. As a result, inflation has plummeted from a peak of 250% for the month of February 1997 to under 1% per month currently. Yields have collapsed and foreign exchange reserves have tripled, to US$1.5 billion. Moreover, a rigorous economic program has been agreed to with the IMF, which includes, among other provisions, privatization and a 1997 budget deficit target of 6% of GDP (compared to 11% in 1996).

Q     WHAT DROVE YOUR DECISION TO INTRODUCE A POSI-
      TION IN SOUTH AFRICAN FIXED INCOME?

A     Last year, the South African rand experienced a big devaluation, and inflation soared. However, as soon as investors perceived that inflation had peaked at 9.9% in April of this year, they expected that the bank would reduce interest rates. As markets rallied and South African yields fell sharply, the Fund has benefited.

                                                           Continued p.5

Q     WHAT IS YOUR OUTLOOK FOR EQUITY MARKETS OVER
      THE REMAINDER OF THE YEAR?

A     We continue to believe emerging equity markets should present sound returns. We expect continued strength to be underpinned by a supportive global financial environment in which inflationary pressures will, for the time being, remain minimal throughout the world. As a result, we feel central banks in the developed world will have little need to increase interest rates. Emerging markets should also benefit from plenty of liquidity, which can support the prices of financial assets.

Several additional trends bode well for emerging equity markets. A strong cyclical upturn unfolding throughout Latin America and China should, in our opinion, provide regional support. For eastern European markets, the potential for a pickup in activity in Germany and other core economies of Europe augurs well. Meanwhile, ongoing economic reform in many of the EMEA (emerging markets of Europe, Middle East and Africa) should provide investors with substantial opportunities.

VALUE IN EMERGING MARKET EQUITIES

                                     MSCI EM      MSCI AC Asia    MSCI Emerging
                      MSCI U.S.   Latin America   Free ex-Japan      Markets
Price-to-Earnings        21.8        17.8            20.3            19.6
Price-to-Cash Flow       13.2         9              12.5             9.9
Price-to-Book Value       3.85        1.42            2.2             1.86

IN RELATION TO THEIR PAST AND IN RELATION TO THE U.S., MANY EMERGING EQUITY MARKETS APPEAR UNDERVALUED.

Source: Morgan Stanley Capital International, June 30, 1997. Earnings estimates are aggregated from IBES company--level data.

Q     WHAT IS YOUR OUTLOOK FOR EMERGING FIXED
      INCOME MARKETS?

A     It is highly unlikely that the returns witnessed in 1995 and 1996 will be repeated. Nevertheless, we believe the strong economic fundamentals of emerging countries in general will continue to justify lower yield spreads to U.S. Treasuries. It is also likely that at least one of the big four Latin American countries-- Argentina, Brazil, Mexico, Venezuela--will receive an upgrade from the two U.S. credit rating agencies within the next 6 to 12 months. This would have a very positive impact on the whole market, especially if they were to receive "investment grade" status.

But, as we continue to stress, we believe the major risk to emerging market bonds remains a move to tighter monetary policies in Europe and/or Japan and the potentially destabilizing effect on global interest rates and liquidity. In the absence of these policy changes, we believe emerging market bonds will provide superior returns, although, of course, with corresponding volatility.

Q     WHAT IS YOUR CURRENT STRATEGY FOR THE ASSET
      ALLOCATION OF THE FUND?

A     Because the Fund has the ability to allocate resources between income and equity, we can shift resources to where perceived opportunities are highest. Over the last several years, the Fund's bond allocation, which is evaluated on a monthly basis, has ranged from approximately 37%-44%. This emphasis on emerging market bonds proved correct as the asset class experienced some spectacular returns following the Mexican peso crisis, and equity markets lagged.

Since then, yields have fallen and spreads on the J.P. Morgan Emerging Markets Bond Index (Plus) have narrowed from 493 in December to 376 to the end of June. However, there is a limit to how far emerging market bond yields can fall. They cannot fall below U.S. Treasuries because that would imply a better credit rating than the U.S. government's. On a risk-adjusted basis, therefore, we believe returns are going to be much better in equity markets than in bond markets, and we have shifted some of the Fund's assets toward equities. This doesn't mean spreads can't go lower, but our aim is to get the best returns for the risks we are taking.

GEOGRAPHIC ALLOCATION OF NET ASSETS %

                                 1997       1996
                                JUNE 30    JUNE 30
Argentina                         5.3        5.4
Brazil                           12.5       12.9
Bulgaria                          3.4        1.2
Canada                             --        0.5
Chile                             4.0        3.2
China                             1.4        0.1
Colombia                          0.8        5.5
Costa Rica                         --        0.1
Czech Republic                     --        3.3
Ecuador                           1.0        1.7
Egypt                             3.0         --
Greece                            0.5         --
Hong Kong                         2.9       10.4
Hungary                           0.7        0.6
India                             3.5        3.5
Indonesia                         3.9        1.2
Israel                            1.7         --
Korea                             2.9        3.1
Luxembourg                         --        0.2
Malaysia                          7.1        1.0
Mexico                            6.7        5.6
Morocco                            --        1.8
Nigeria                            --        3.0
Pakistan                           --        0.6
Panama                            1.4        5.1
Philippines                       1.7        3.2
Poland                            1.8        3.8
Portugal                          0.6        2.2
Russia                            8.1        3.5
Singapore                          --        1.2
South Africa                      9.4        3.6
Switzerland                        --        1.1
Taiwan                            2.0         --
Thailand                          2.7         --
Turkey                            4.0         --
United Kingdom                     --        0.5
U.S. & Other                      4.1        5.7
Uruguay                            --        0.4
Venezuela                         2.2        4.8
Zimbabwe                          0.7         --


SECTOR ALLOCATION OF NET ASSETS %
JUNE 30, 1997

Finance                             16.4
Energy                              12.1
Services                            11.7
Materials/Basic Industry            11.0
Multi-Industry/Misc.                 7.5
Consumer Non-Durables                4.7
Consumer Durables                    2.9
Capital Goods                        2.9
Technology                           2.0
Health Care                          1.2
Fixed Income Investments            21.5
Short Term & Other                   6.1


A complete listing of holdings and allocations may be found in the Financial Statements section of this report.


G.T. GLOBAL DEVELOPING MARKETS FUND                                                    Country        % of
                                                                                                   Net Assets


KEY EQUITY HOLDINGS

TELECOMUNICACOES BRASILEIRAS S.A. (TELEBRAS)  A holding company for the                Brazil         4.1
telecommunications system in Brazil. The company is composed of 28 operating state companies and offers domestic and international telephone and data transmission services throughout Brazil.

ASUSTEK COMPUTER INC.  Manufactures and markets pentium Pro, Pentium, 486-based        Taiwan         1.9
mainboards and other peripherals such as audio, video and network cards. Asustek sells its products in Taiwan and exports to America, Asia and Europe.

MALAYAN BANKING BHD  Offers a full range of banking products and services to a         Malaysia       1.4
wide variety of customer segments in Malaysia and selected customer segments in
Singapore and Brunei.

GENERAL MINING UNION CORP. (GENCOR)  A diversified international holding company     South Africa     1.4
for a group of companies with interests in natural resources. Subsidiary companies mine for gold, platinum and coal, as well as aluminum and related commodities, chrome and ferroalloys and manganese and its alloys.

BANCO LATINOAMERICANO DE EXPORTACIONES S.A. (BLADEX)  Invests its funds                 Panama        1.4
primarily in loans and provides other bank services.

BARLOW LTD.  A holding company for a group which produces and distributes            South Africa     1.3
products used in the building and construction, mining and other industries and motor vehicle retailing. The Group's manufacturing operations serve markets in the UK, continental Europe, the U.S., Australia and the Far East.

TELEFONOS DE MEXICO, S.A. DE C.V.  Provides national and international long-            Mexico        1.2
distance and local telephone service to 7,320 communities throughout Mexico. The company also provides voice, data, image signal and cellular transmission services.

PETROLEO BRASILEIRO S.A. (PETROBRAS)  Produces oil and natural gas liquid. The          Brazil        1.2
company's main products are oil products and fuel alcohol. Also, Petrobras provides maritime freight services.

RASHID HUSSAIN BHD.  Through its subsidiaries, Rashid Hussain offers                  Malaysia        1.2
stockbrokerage services, underwriting and placement of shares, nominee and share custodian Malayan Banking services, asset management, property holding and property management services.

LUKOIL HOLDING  Prospects for, extracts, transports and refines oil and gas. The        Russia        1.1
company also produces petrochemicals and other products. Lukoil holds 18% of
Russia's oil and gas extracting market and 11% of its refining market.


                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of G.T. Global Developing Markets Fund, Inc. ("Fund"):

We have audited the accompanying statement of assets and liabilities of G.T. Global Developing Markets Fund, Inc., including the portfolio of investments, as of June 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Developing Markets Fund, Inc. as of June 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
AUGUST 15, 1997

                                       F1

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Finance (16.4%)
  Malayan Banking Bhd. ....................................   MAL             736,600   $  7,735,249         1.4
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ................................................   PAN             176,831      7,647,941         1.4
    OTHER FINANCIAL
  Rashid Hussain Bhd. .....................................   MAL           1,021,000      6,473,549         1.2
    SECURITIES BROKER
  Uniao Bancos Brasileiras "A" Preferred ..................   BRZL        142,972,483      5,244,759         0.9
    BANKS-MONEY CENTER
  Amalgamated Banks of South Africa-/- ....................   SAFR            672,136      4,823,730         0.9
    BANKS-REGIONAL
  Malaysian Resources Corp., Bhd. .........................   MAL           1,565,000      4,310,184         0.8
    REAL ESTATE
  China Resources Enterprise Ltd. .........................   HK              828,000      4,061,548         0.7
    REAL ESTATE INVESTMENT TRUST
  Turkiye Is Bankasi (Isbank) "C" .........................   TRKY          7,423,000      2,901,173         0.5
    BANKS-MONEY CENTER
  State Bank of India Ltd.: ...............................   IND                  --             --         0.5
    BANKS-MONEY CENTER
    Common ................................................   --              216,000      2,055,776          --
    GDR{\/} ...............................................   --               27,640        732,460          --
  Kookmin Bank - GDR-/- {\/} ..............................   KOR             128,480      2,730,200         0.5
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ................................................   CHLE            123,166      2,694,256         0.5
    INVESTMENT MANAGEMENT
  Metroplex Bhd. ..........................................   MAL           2,512,000      2,608,060         0.5
    REAL ESTATE
  Thai Farmers Bank Ltd. - Foreign ........................   THAI            588,200      2,500,077         0.4
    BANKS-REGIONAL
  PSIL Bangkok Bank Co., Ltd. (Entitlement
   Certificates){\/} ......................................   THAI            500,000      2,461,000         0.4
    OTHER FINANCIAL
  Yapi ve Kredi Bankasi AS ................................   TRKY        102,500,000      2,348,383         0.4
    BANKS-MONEY CENTER
  PT Lippo Bank - Foreign .................................   INDO          2,057,500      2,115,899         0.4
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} ...........................   CHLE            100,934      2,106,997         0.4
    BANKS-MONEY CENTER
  Siam Commercial Bank PLC - Foreign ......................   THAI            493,800      2,022,519         0.4
    BANKS-MONEY CENTER
  Akbank T.A.S. ...........................................   TRKY         23,390,000      2,009,586         0.4
    BANKS-REGIONAL
  Malaysian Assurance Alliance Bhd. .......................   MAL             341,200      1,987,573         0.4
    INSURANCE - MULTI-LINE
  Bank Negara Indonesia - Foreign .........................   INDO          2,820,000      1,798,026         0.3
    BANKS-REGIONAL
  Global Menkul Degerler AS-/- ............................   TRKY         69,103,256      1,722,925         0.3
    SECURITIES BROKER
  Commercial International Bank: ..........................   EGPT                 --             --         0.3
    BANKS-MONEY CENTER
    144A GDR{.} {\/} ......................................   --               58,000      1,209,300          --
    Common ................................................   --               23,940        500,996          --

    The accompanying notes are an integral part of the financial statements.

                                       F2

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Finance (Continued)
  Ayala Land, Inc. "B" ....................................   PHIL          1,723,800   $  1,586,419         0.3
    REAL ESTATE
  Turkiye Garanti Bankasi AS ..............................   TRKY         41,290,000      1,558,113         0.3
    BANKS-REGIONAL
  Bank Hapoalim Ltd.-/- ...................................   ISRL            703,576      1,468,776         0.3
    BANKS-REGIONAL
  Korea Exchange Bank .....................................   KOR             219,900      1,451,936         0.3
    BANKS-MONEY CENTER
  Commercial Bank of Korea ................................   KOR             211,300      1,135,201         0.2
    BANKS-REGIONAL
  Aksigorta ...............................................   TRKY         15,080,000        955,202         0.2
    INSURANCE - MULTI-LINE
  Ergo Bank S.A. ..........................................   GREC             13,218        793,917         0.1
    BANKS-MONEY CENTER
  BPI-SGPS S.A. ...........................................   PORT             40,637        790,805         0.1
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ........   ARG              24,268        788,710         0.1
    BANKS-MONEY CENTER
  Alpha Credit Bank .......................................   GREC             11,465        780,026         0.1
    BANKS-REGIONAL
  Bank Leumi Le - Israel-/- ...............................   ISRL            406,668        618,340         0.1
    BANKS-REGIONAL
  Bank Slaski S.A. ........................................   POL               7,316        523,367         0.1
    BANKS-MONEY CENTER
  Banco de Colombia - 144A GDR{.} {\/} ....................   COL              77,200        453,550         0.1
    BANKS-MONEY CENTER
  PT Jaya Real Property - Foreign .........................   INDO            336,000        452,653         0.1
    REAL ESTATE
  Banco Ganadero S.A. - ADR{\/} ...........................   COL              16,800        436,800         0.1
    BANKS-REGIONAL
  Egyptian American Bank SAE-/- ...........................   EGPT              2,663        105,031          --
    BANKS-MONEY CENTER
  Phatra Thanakit Co., Ltd. - Foreign .....................   THAI             77,000         95,209          --
    INVESTMENT MANAGEMENT
                                                                                        ------------
                                                                                          90,796,221
                                                                                        ------------
Energy (12.1%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred-/- .......   BRZL         23,852,040      6,625,173         1.2
    OIL
  LUKoil Holding - ADR{\/} ................................   RUS              78,379      6,113,562         1.1
    GAS PRODUCTION & DISTRIBUTION
  Centrais Eletricas Brasileiras S.A.-Eletrobras "B" -
   ADR{\/} ................................................   BRZL            220,958      6,102,860         1.1
    ELECTRICAL & GAS UTILITIES
  Sasol Ltd. ..............................................   SAFR            429,556      5,635,229         1.0
    ENERGY SOURCES
  Surgutneftegaz - ADR{\/} ................................   RUS              90,368      4,789,504         0.9
    OIL
  Empresa Nacional de Electricidad S.A. - ADR{\/} .........   CHLE            202,653      4,572,358         0.8
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                       F3

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Energy (Continued)
  Chilgener S.A. - ADR-/- {\/} ............................   CHLE            152,401   $  4,267,228         0.8
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (Cemig) -
   ADR{\/} ................................................   BRZL             82,874      4,216,629         0.8
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas .........................   VENZ          2,486,529      3,987,926         0.7
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp. - ADR{\/} ....................   KOR             190,870      3,566,883         0.6
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A.-/- ...........................   BRZL          7,485,850      2,983,214         0.5
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ..................   BRZL          5,322,290      2,648,735         0.5
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. ADR{\/} ....................................   CHLE             62,748      2,231,476         0.4
    ELECTRICAL & GAS UTILITIES
  Manila Electric Co. "B" .................................   PHIL            361,110      1,781,567         0.3
    ELECTRICAL & GAS UTILITIES
  PTT Exploration and Production Public Co., Ltd. -
   Foreign ................................................   THAI            112,200      1,630,108         0.3
    OIL
  Belle Corp.-/- ..........................................   PHIL          4,710,000      1,376,357         0.2
    OIL
  Bombay Suburban Electric Supply (BSES) Ltd.-/- ..........   IND             200,000      1,332,867         0.2
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. .............................................   KOR              53,680      1,302,619         0.2
    OIL
  YPF S.A. - ADR{\/} ......................................   ARG              37,760      1,161,120         0.2
    OIL
  Perez Companc S.A. "B"-/- ...............................   ARG             100,460        806,855         0.1
    OIL
  Guangdong Electric Power Development Co., Ltd. "B" ......   CHNA            833,160        682,936         0.1
    ENERGY SOURCES
  Electricity Generating Public Co., Ltd. - Foreign .......   THAI            136,200        334,185         0.1
    ELECTRICAL & GAS UTILITIES
  EDP-Electricidade de Portugal S.A. ......................   PORT              9,030        165,721          --
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          68,315,112
                                                                                        ------------
Services (11.7%)
  Telecomunicacoes Brasileiras S.A. (Telebras): ...........   BRZL                 --             --         4.1
    TELEPHONE NETWORKS
    ADR{\/} ...............................................   --              115,091     17,465,059          --
    Common ................................................   --           40,244,258      5,458,116          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} .........   MEX             142,738      6,815,740         1.2
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd. ..................................   SAFR          3,640,456      5,458,075         1.0
    RETAILERS-OTHER
  Compania de Telefonos de Chile S.A. - ADR{\/} ...........   CHLE            128,402      4,237,266         0.8
    TELEPHONE NETWORKS
  Cifra S.A. de C.V.: .....................................   MEX                  --             --         0.5
    RETAILERS-OTHER
    "B" ADR{\/} ...........................................   --            1,000,000      1,580,000          --
    "B" ...................................................   --              592,636      1,104,522          --

    The accompanying notes are an integral part of the financial statements.

                                       F4

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Services (Continued)
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Preferred ...   BRZL          7,715,118   $  2,519,149         0.4
    TELEPHONE NETWORKS
  Konsortium Perkapalan Berhad ............................   MAL             370,000      2,184,664         0.4
    TRANSPORTATION - SHIPPING
  Mahanagar Telephone Nigam Ltd. ..........................   IND             233,600      1,984,783         0.4
    TELECOM - OTHER
  Advanced Info. Service "L" ..............................   THAI            221,100      1,930,781         0.3
    WIRELESS COMMUNICATIONS
  PT Telekomunikasi Indonesia - Foreign ...................   INDO          1,173,500      1,918,825         0.3
    TELECOM - OTHER
  Telecomasia (Local)-/- ..................................   THAI          1,361,600      1,644,127         0.3
    TELEPHONE NETWORKS
  Compania Anonima Nacional Telefonos de Venezuela (CANTV)
   - ADR{\/} ..............................................   VENZ             37,626      1,622,621         0.3
    TELEPHONE NETWORKS
  SM Prime Holdings, Inc. .................................   PHIL          4,441,000      1,314,603         0.2
    RETAILERS-APPAREL
  Telefonica de Argentina S.A. "B" - ADR{\/} ..............   ARG              32,028      1,108,970         0.2
    TELEPHONE NETWORKS
  PT Matahari Putra Prima - Foreign .......................   INDO            517,500      1,043,089         0.2
    RETAILERS-APPAREL
  Migros Turk T.A.S. ......................................   TRKY          1,305,000        923,349         0.2
    RETAILERS-FOOD
  Portugal Telecom S.A. - Registered ......................   PORT             20,551        829,046         0.1
    TELEPHONE NETWORKS
  Sonae Investimentos-Sociedade Gestora de Participacoes
   Sociais S.A. ...........................................   PORT             18,602        777,796         0.1
    RETAILERS-OTHER
  Hellenic Telecommunications Organization S.A. ...........   GREC             30,660        719,876         0.1
    TELEPHONE NETWORKS
  PT Steady Safe Transportation - Foreign .................   INDO            554,500        650,072         0.1
    TRANSPORTATION - ROAD & RAIL
  Danubius Hotel and Spa Rt.-/- ...........................   HGRY             21,940        648,360         0.1
    LEISURE & TOURISM
  Philippine Long Distance Telephone Co. ..................   PHIL             15,610        506,510         0.1
    TELEPHONE - LONG DISTANCE
  Investec-Consultoria Internacional S.A.-/- ..............   PORT             14,612        498,053         0.1
    BROADCASTING & PUBLISHING
  Indian Hotels Co., Ltd. .................................   IND              25,850        471,446         0.1
    LEISURE & TOURISM
  Blue Square Chain Investments & Properties Ltd.-/- ......   ISRL             29,644        288,626         0.1
    RETAILERS-FOOD
  Estabelecimentos Jeronimo Martins & Filho, Sociedade
   Gestora de Participacoes Sociais S.A. ..................   PORT              3,854        269,233          --
    RETAILERS - OTHER
  PT Indosat - Foreign ....................................   INDO             58,000        173,571          --
    TELECOM - OTHER
                                                                                        ------------
                                                                                          66,146,328
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F5

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Materials/Basic Industry (11.0%)
  General Mining Union Corp. (Gencor) .....................   SAFR          1,662,487   $  7,660,893         1.4
    METALS - NON-FERROUS
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ..............   MEX           1,389,779      5,600,419         1.0
    PAPER/PACKAGING
  SA Iron & Steel Industrial Corp., Ltd. (ISCOR) ..........   SAFR          7,933,404      5,247,539         0.9
    METALS - STEEL
  PT Gudang Garam - Foreign ...............................   INDO            949,500      3,983,916         0.7
    MISC. MATERIALS & COMMODITIES
  Sappi Ltd. ..............................................   SAFR            398,303      3,600,578         0.6
    FOREST PRODUCTS
  Suez Cement Co. - Reg S GDR-/- {c} {\/} .................   EGPT            158,195      3,195,539         0.6
    CEMENT
  Pohang Iron & Steel Co., Ltd. - ADR{\/} .................   KOR              88,870      2,843,840         0.5
    METALS - STEEL
  Apasco S.A. .............................................   MEX             369,933      2,655,356         0.5
    CEMENT
  Helwan Portland Cement Co.-/- ...........................   EGPT            124,280      2,630,822         0.5
    CEMENT
  Industrias Penoles S.A. "CP" ............................   MEX             548,803      2,619,271         0.5
    METALS - NON-FERROUS
  Cosco Pacific Ltd. ......................................   HK              994,000      2,303,183         0.4
    PAPER/PACKAGING
  Anglo American Corporation of South Africa Ltd. .........   SAFR             37,760      2,274,924         0.4
    GOLD
  Siam Cement Co., Ltd. - Foreign .........................   THAI            117,100      2,027,079         0.4
    CEMENT
  Ameriyah Cement Co.-/- ..................................   EGPT             67,800      1,652,344         0.3
    CEMENT
  Maanshan Iron and Steel Co. "H" .........................   CHNA          7,091,000      1,482,860         0.3
    METALS - STEEL
  Torah Portland Cement Co.-/- ............................   EGPT             50,650      1,282,090         0.2
    CEMENT
  Eregli Demir Ve Celik Fabrikalari T.A.S. ................   TRKY          6,806,621      1,135,201         0.2
    METALS - STEEL
  Titan Cement Co., S.A. ..................................   GREC             22,586      1,114,049         0.2
    BUILDING MATERIALS & COMPONENTS
  Paints & Chemical Industry-/- ...........................   EGPT             31,400      1,058,219         0.2
    CHEMICALS
  Pannonplast Rt. .........................................   HGRY             20,732      1,040,474         0.2
    MISC. MATERIALS & COMMODITIES
  Turk Sise ve Cam Fabrikalari AS-/- ......................   TRKY         16,264,000      1,030,199         0.2
    GLASS
  Helioplis Housing-/- ....................................   EGPT              8,000        946,814         0.2
    BUILDING MATERIALS & COMPONENTS
  Cahya Mata Sarawak Bhd. .................................   MAL              97,000        791,837         0.1
    BUILDING MATERIALS & COMPONENTS
  North Cairo Flour Mills-/- ..............................   EGPT             15,170        790,313         0.1
    MISC. MATERIALS & COMMODITIES
  Israel Chemicals Ltd.-/- ................................   ISRL            654,789        772,596         0.1
    CHEMICALS

    The accompanying notes are an integral part of the financial statements.

                                       F6

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Materials/Basic Industry (Continued)
  Oryx Gold Holdings Ltd.-/- ..............................   SAFR            698,990   $    708,930         0.1
    GOLD
  Cimpor-Cimentos de Portugal, SGPS S.A. ..................   PORT             21,964        511,911         0.1
    CEMENT
  Agros Holding S.A.-/- ...................................   POL              16,123        429,456         0.1
    MISC. MATERIALS & COMMODITIES
                                                                                        ------------
                                                                                          61,390,652
                                                                                        ------------
Multi-Industry/Miscellaneous (7.5%)
  Barlow Ltd. .............................................   SAFR            657,524      7,154,406         1.3
    CONGLOMERATE
  Sime Darby Bhd. .........................................   MAL           1,245,000      4,144,244         0.7
    MISCELLANEOUS
  Bimantara Citra - Foreign ...............................   INDO          2,369,500      4,142,483         0.7
    CONGLOMERATE
  Delta Corporation Ltd. (subdivision)-/- .................   ZBBW          2,472,400      3,797,016         0.7
    MULTI-INDUSTRY
  Renong Bhd. .............................................   MAL           2,519,000      3,294,115         0.6
    MULTI-INDUSTRY
  Shanghai Industrial Holdings Ltd. .......................   HK              520,000      3,235,400         0.6
    MULTI-INDUSTRY
  Haci Omer Sabanci Holding Reg S - ADR-/- {c} {\/} .......   TRKY            343,073      3,087,657         0.6
    MULTI-INDUSTRY
  Suramericana de Seguros S.A. ............................   COL             102,214      2,644,436         0.5
    CONGLOMERATE
  ITC Ltd.-/- .............................................   IND             136,000      2,140,811         0.4
    MULTI-INDUSTRY
  San Luis "CPO"-/- .......................................   MEX             248,277      1,841,521         0.3
    CONGLOMERATE
  Koc Holding AS ..........................................   TRKY          7,535,000      1,777,123         0.3
    CONGLOMERATE
  Koor Industries Ltd.: ...................................   ISRL                 --             --         0.2
    CONGLOMERATE
    Common ................................................   --                5,700        504,688          --
    ADR{\/} ...............................................   --               22,043        388,508          --
  Mosenergo: ..............................................   RUS                  --             --         0.2
    MISCELLANEOUS
    Reg S ADR{c} {\/} .....................................   --               10,964        455,006          --
    144A ADR{.} {\/} ......................................   --               10,000        415,000          --
  GT Taiwan Fund{\/}+X+ ...................................   TWN              49,751        762,687         0.1
    COUNTRY FUNDS
  Graboplast Rt. ..........................................   HGRY             13,452        632,021         0.1
    MISCELLANEOUS
  Banco Comercial Portugues "A", Convertible Preferred, 8%
   till 6/30/03{\/} .......................................   PORT              6,615        453,128         0.1
    MISCELLANEOUS
  Discount Investment Corp. ...............................   ISRL              3,871        309,507         0.1
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                          41,179,757
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Consumer Non-Durables (4.7%)
  South African Breweries Ltd. ............................   SAFR            197,892   $  6,075,727         1.1
    BEVERAGES - ALCOHOLIC
  Gruma S.A. "B"-/- .......................................   MEX           1,021,073      4,757,550         0.8
    FOOD
  Companhia Cervejaria Brahma Preferred ...................   BRZL          4,662,721      3,551,724         0.6
    BEVERAGES - ALCOHOLIC
  Fomento Economico Mexicano, S.A. de C.V. "B"-/- .........   MEX             387,105      2,305,763         0.4
    BEVERAGES - ALCOHOLIC
  San Miguel Corp. "B" ....................................   PHIL            851,600      2,246,156         0.4
    BEVERAGES - ALCOHOLIC
  Hindustan Lever Ltd.-/- .................................   IND              40,650      1,636,802         0.3
    PERSONAL CARE/COSMETICS
  Eastern Tobacco Co.-/- ..................................   EGPT             64,075      1,621,913         0.3
    TOBACCO
  Embotelladora Andina S.A.: ..............................   CHLE                 --             --         0.3
    BEVERAGES - NON-ALCOHOLIC
    "B" ADR{\/} ...........................................   --               41,497        866,250          --
    "A" ADR{\/} ...........................................   --               34,400        737,450          --
  Bavaria .................................................   COL             106,425        764,503         0.1
    BEVERAGES - ALCOHOLIC
  A-Ahram Beverages Co. S.A.E. - GDR-/- {\/} ..............   EGPT             36,514        746,711         0.1
    BEVERAGES - ALCOHOLIC
  Ng Fung Hong Ltd. .......................................   HK              462,000        691,795         0.1
    FOOD
  La Tondena Distillers, Inc. .............................   PHIL            137,900        332,321         0.1
    BEVERAGES - NON-ALCOHOLIC
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ...............   POL               4,461        285,178         0.1
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          26,619,843
                                                                                        ------------
Consumer Durables (2.9%)
  Johnson Electric Holdings Ltd. ..........................   HK            1,375,500      4,101,571         0.7
    AUTO PARTS
  Samsung Electronics Co. - 144A GDR{.} -/- {\/} ..........   KOR              55,070      3,221,595         0.6
    CONSUMER ELECTRONICS
  Arcelik AS ..............................................   TRKY         16,609,500      2,238,477         0.4
    APPLIANCES & HOUSEHOLD
  PT Astra International - Foreign ........................   INDO            405,000      1,665,981         0.3
    AUTO PARTS
  Qingling Motors Co., Ltd.-/- ............................   CHNA          2,708,000      1,398,255         0.3
    AUTOMOBILES
  Bajaj Auto Ltd. .........................................   IND              52,800      1,360,246         0.2
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd.: ..............   IND                  --             --         0.2
    AUTOMOBILES
    GDR{\/} ...............................................   --               48,000        736,800          --
    Common ................................................   --               25,000        316,084          --
  BEC World Public Co., Ltd. ..............................   THAI             77,800        667,372         0.1
    CONSUMER ELECTRONICS

    The accompanying notes are an integral part of the financial statements.

                                       F8

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Consumer Durables (Continued)
  Mahindra & Mahindra Ltd.-/- .............................   IND              43,300   $    524,445         0.1
    AUTOMOBILES
                                                                                        ------------
                                                                                          16,230,826
                                                                                        ------------
Capital Goods (2.9%)
  United Engineers Ltd. ...................................   MAL             659,000      4,752,843         0.8
    CONSTRUCTION
  Hindalco Industries Ltd.: ...............................   IND                  --             --         0.8
    INDUSTRIAL COMPONENTS
    144A GDR{.} {\/} ......................................   --               73,400      2,594,690          --
    Common ................................................   --               63,600      1,739,883          --
  ECI Telecommunications Ltd.{\/} .........................   ISRL             73,000      2,171,750         0.4
    TELECOM EQUIPMENT
  Cheung Kong Infrastructure Holdings .....................   HK              471,000      1,364,944         0.2
    CONSTRUCTION
  New World Infrastructure Ltd.-/- ........................   HK              482,000      1,362,601         0.2
    INDUSTRIAL COMPONENTS
  IJM Corporation Bhd. ....................................   MAL             589,000      1,237,052         0.2
    CONSTRUCTION
  Irkutskenergo - ADR{\/} .................................   RUS              36,412        609,901         0.1
    ELECTRICAL PLANT/EQUIPMENT
  C & P Homes, Inc. .......................................   PHIL          1,382,000        519,233         0.1
    CONSTRUCTION
  Elektrim Spolka Akcyjna S.A. ............................   POL              58,947        513,207         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Sungmi Telecom Electronics Co. ..........................   KOR               1,400        186,561          --
    ELECTRICAL PLANT/EQUIPMENT
                                                                                        ------------
                                                                                          17,052,665
                                                                                        ------------
Technology (2.0%)
  Asustek Computer Inc. Reg. S - GDR-/- {c} {\/} ..........   TWN             956,400     10,831,230         1.9
    COMPUTERS & PERIPHERALS
  Clal Electronics Industries Ltd. ........................   ISRL              2,754        356,681         0.1
    SEMICONDUCTORS
                                                                                        ------------
                                                                                          11,187,911
                                                                                        ------------
Health Care (1.2%)
  Teva Pharmaceutical Industries Ltd. .....................   ISRL             28,162      1,826,178         0.3
    MEDICAL TECHNOLOGY & SUPPLIES
  Richter Gedeon Rt. - GDR{\/} ............................   HGRY             17,552      1,614,784         0.3
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. ...............................   IND              79,850      1,522,734         0.3
    MEDICAL TECHNOLOGY & SUPPLIES
  Egypt International Pharmaceuticals-/- ..................   EGPT             19,000      1,175,847         0.2
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                                       F9

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Health Care (Continued)
  PT Kalbe Farma - Foreign ................................   INDO            479,000   $    640,374         0.1
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                        ------------
                                                                                           6,779,917
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $381,434,874) ..............                              405,699,232        72.4
                                                                                        ------------       -----

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (14.6%)
  Argentina (4.2%)
    Republic of Argentina:
      BOCON Pro 1, 3.2424% due 4/1/07+ ....................   ARS           9,345,700      9,845,220         1.7
      Global Bond, 11% due 10/9/06 ........................   USD           7,657,000      8,529,898         1.5
      Global Bond, 11.375% due 1/30/17 ....................   USD           3,849,000      4,292,597         0.8
      Discount Bond, 6.875% due 3/31/23+ ..................   USD             600,000        519,375         0.1
      BOCON Pre 1, 3.2424% due 4/1/01+ ....................   ARS             298,800        356,091         0.1
  Brazil (1.7%)
    Federal Republic of Brazil:
      Debt Conversion Bond Series L, 6.9375% due
       4/15/12+ ...........................................   USD           6,377,000      5,265,011         0.9
      Debt Conversion Bond Registered, 6.9375% due
       4/15/12+ ...........................................   USD           5,623,000      4,642,489         0.8
  Bulgaria (3.2%)
    Republic of Bulgaria:
      Interest Arrears Bond, 6.5625% due 7/28/11 -
       Euro+ ..............................................   USD          13,583,000      9,822,207         1.7
      Discount Bond Series A, 6.6875% due 7/28/24 -
       Euro+ ..............................................   USD          11,442,000      8,438,475         1.5
  Ecuador (1.0%)
    Republic of Ecuador, Discount Bond, 6.4375% due 2/28/25
     - Euro+ ..............................................   USD           7,542,000      5,416,099         1.0
  Mexico (1.2%)
    United Mexican States:
      Global Bond, 11.5% due 5/15/26 ......................   USD           3,336,000      3,818,886         0.7
      Par Bond Series A, 6.25% due 12/31/19+/+ ............   USD           3,534,000      2,736,641         0.5
  Poland (1.4%)
    Republic of Poland:
      12% due 6/12/01 .....................................   PLZ          15,923,000      3,950,455         0.7
      Past Due Interest Bond, 4% due 10/27/14 - Euro++
       {j} ................................................   USD           4,300,000      3,695,313         0.7
  Russia (0.0%)
    City of St. Petersburg, 9.5% due 6/18/02 - 144A{.} ....   USD             250,000        250,313          --
  South Africa (0.7%)
    Republic of South Africa, 13% due 8/31/10 .............   ZAR          20,173,000      4,072,762         0.7
  Venezuela (1.2%)
    Republic of Venezuela:
      Debt Conversion Bond, 6.75% due 12/18/07+ ...........   USD           4,000,000      3,710,000         0.7
      Par Bond Series B, 6.75% due 3/31/20+/+ .............   USD           3,750,000      2,957,813         0.5
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $79,921,652) .............................................                               82,319,645
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F10

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Sovereign Debt (4.1%)
  Russia (4.1%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement ** -/- {j} ............................   USD          22,635,000   $ 20,757,963         3.7
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement ** -/- ................................   DEM           4,186,000      2,338,053         0.4
                                                                                        ------------
Total Sovereign Debt (cost $12,011,123) ...................                               23,096,016
                                                                                        ------------
Corporate Bonds (2.8%)
  Argentina (0.5%)
    Supermercados Norte, 10.875% due 2/9/04 - 144A{.} .....   USD           1,193,000      1,222,706         0.2
    Central Termica Guemes S.A., 12% due 11/26/01 -
     144A{.} ..............................................   USD           1,020,000      1,068,144         0.2
    Acindar Industrial Argentina, 11.25% due 2/15/04 ......   USD             661,000        697,355         0.1
  Brazil (0.6%)
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} ......   USD           1,107,000      1,162,350         0.2
    Tevecap S.A., 12.625% due 11/26/04 - 144A{.} ..........   USD             840,000        908,250         0.2
    TV Filme, Inc., 12.875% due 12/15/04 - 144A{.} ........   USD             844,000        887,255         0.2
  China (0.7%)
    Panda Global Energy Co., 12.5% due 4/15/04 -
     144A{.} ..............................................   USD           2,139,000      2,074,830         0.4
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} .....   USD             960,000        974,400         0.2
    Road King Infrastructure, 9.5% due 7/15/07 -
     144A{.} ..............................................   USD             700,000        704,375         0.1
  Indonesia (0.4%)
    PT Tjiwi Kimia, 13.25% due 8/1/01 .....................   USD           1,507,000      1,716,096         0.3
    Indah Kiat Financial Mauritius, 10% due 7/1/07 -
     144A{.} ..............................................   USD             530,000        529,338         0.1
  Mexico (0.3%)
    Copamex Industrias S.A., 11.375% due 4/30/04 -
     144A{.} ..............................................   USD             996,000      1,068,210         0.2
    Grupo Mexico de Desarrollo, 8.25% due 2/17/01 .........   USD             860,000        597,700         0.1
  Russia (0.3%)
    Lukinter Finance, 3.5% due 5/6/02 - 144A{.} ...........   USD           1,213,000      1,522,315         0.3
                                                                                        ------------
Total Corporate Bonds (cost $14,421,367) ..................                               15,133,324
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $106,354,142) ........                              120,548,985        21.5
                                                                                        ------------       -----


                                                                         UNDERLYING
                                                                           NOMINAL         VALUE         % OF NET
OPTIONS                                                      CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Republic of Bulgaria Floating Interest Rate Bond 'A'
   7/28/12, Call Option, strike 45.9375 expires 7/17/97 ...   USD          10,115,000      1,118,972         0.2
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Republic of Brazil Debt Conversion Bond 4/15/12, Call
   Option, strike 80.222, expires 9/16/97 .................   USD          17,370,000        464,422         0.1
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS

    The accompanying notes are an integral part of the financial statements.

                                      F11

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                         UNDERLYING
                                                                           NOMINAL         VALUE         % OF NET
OPTIONS                                                      CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Republic of Venezuela Debt Conversion Bond 12/18/07, Call
   Option, strike 91, expires 8/26/97 .....................   USD           9,250,000   $    187,683          --
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
                                                                                        ------------       -----

TOTAL OPTIONS (cost $772,565) .............................                                1,771,077         0.3
                                                                                        ------------       -----


                                                                           NO. OF          VALUE         % OF NET
RIGHTS                                                       COUNTRY       RIGHTS         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Chilgener S.A. Rights, expire 7/7/97{\/} ................   CHLE             31,143        104,329          --
    ELECTRICAL & GAS UTILITIES
  Hellenic Telecommunication Organization S.A. Rights,
   expire 7/18/97 .........................................   GREC             30,660          3,767          --
    TELEPHONE NETWORKS
  Rashid Hussain Bhd. Rights for Warrants, expire
   8/5/97 .................................................   MAL             145,857             --          --
    OTHER FINANCIAL
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ....................................                                  108,096          --
                                                                                        ------------       -----

                                                                          PRINCIPAL        VALUE         % OF NET
SHORT-TERM INVESTMENTS                                       CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Structured Notes (1.4%)
  Russia (1.4%)
    Russian Federation GKO (Treasury Bills) Linked Notes
     withcancellable currency forwards attached:
      Due 4/15/98  ........................................   USD           5,446,000      8,191,637         1.4
      (Notes issued by Credit Suisse First Boston (Cayman)
      Ltd. These notes are linked to the local price in
      Russian rubles of 54,460 Titles of Russian treasury
      bills maturing 4/8/98.) (cost $7,178,464)
Government & Government Agency Obligations (0.3%)
  Indonesia (0.3%)
    Dharmala Intiutama International Promissory Note,
     effective yield 15.19% due 10/27/97 (cost
     $1,610,308) ..........................................   IDR       4,000,000,000      1,567,393         0.3
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $8,788,772) ............                                9,759,030         1.7
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F12

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-----------------------------------------------------------                             ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $9,360,000 U.S. Treasury Bills, 6.125%
   due 3/31/98 (market value of collateral is $9,525,366,
   including accrued interest). (cost $9,334,491) .........                             $  9,334,491         1.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $506,684,844)  * ..................                              547,220,911        97.6
Other Assets and Liabilities ..............................                               13,377,933         2.4
                                                                                        ------------       -----

NET ASSETS ................................................                             $560,598,844       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
         **  Underlying loan agreement currently in default.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {j} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities. See Note 1 to the Financial Statements.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        +X+ The G.T. Global Developing Markets Fund, Inc. (the "Fund") has invested in the GT Global Taiwan Fund, a fund managed by LGT Asset Management Ltd. who is an affiliate of the Fund's manager, Chancellor LGT Asset Management, Inc.
          * For Federal income tax purposes, cost is $507,655,947 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  51,174,996
                 Unrealized depreciation:           (11,610,032)
                                                  -------------
                 Net unrealized appreciation:     $  39,564,964
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F13

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    0.6         4.7                       5.3
Brazil (BRZL/BRL) ....................   10.1         2.3            0.1       12.5
Bulgaria (BUL/LEV) ...................                3.2            0.2        3.4
Chile (CHLE/CLP) .....................    4.0                                   4.0
China (CHNA/RMB) .....................    0.7         0.7                       1.4
Colombia (COL/COP) ...................    0.8                                   0.8
Ecuador (ECDR/ECS) ...................                1.0                       1.0
Egypt (EGPT/EGP) .....................    3.0                                   3.0
Greece (GREC/GRD) ....................    0.5                                   0.5
Hong Kong (HK/HKD) ...................    2.9                                   2.9
Hungary (HGRY/HUF) ...................    0.7                                   0.7
India (IND/INR) ......................    3.5                                   3.5
Indonesia (INDO/IDR) .................    3.2         0.4            0.3        3.9
Israel (ISRL/ILS) ....................    1.7                                   1.7
Korea (KOR/KRW) ......................    2.9                                   2.9
Malaysia (MAL/MYR) ...................    7.1                                   7.1
Mexico (MEX/MXN) .....................    5.2         1.5                       6.7
Panama (PAN/PND) .....................    1.4                                   1.4
Philippines (PHIL/PHP) ...............    1.7                                   1.7
Poland (POL/PLZ) .....................    0.4         1.4                       1.8
Portugal (PORT/PTE) ..................    0.6                                   0.6
Russia (RUS/SUR) .....................    2.3         4.4            1.4        8.1
South Africa (SAFR/ZAR) ..............    8.7         0.7                       9.4
Taiwan (TWN/TWD) .....................    2.0                                   2.0
Thailand (THAI/THB) ..................    2.7                                   2.7
Turkey (TRKY/TRL) ....................    4.0                                   4.0
United States & Other (US/USD) .......                               4.1        4.1
Venezuela (VENZ/VEB) .................    1.0         1.2                       2.2
Zimbabwe (ZBBW/ZWD) ..................    0.7                                   0.7
                                        ------      -----          -----      -----
Total  ...............................   72.4        21.5            6.1      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $560,598,844.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                 JUNE 30, 1997

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................     1,667,986         1.67438  08/13/97   $    64,004
                                                                                  --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 0.30%.
  Total Open Forward Foreign Currency
   Contracts (Receivable amount
   $1,731,990)..........................                                           $    64,004
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F14

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                 June 30, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $506,684,844) (Note 1).................  $547,220,911
  U.S. currency.......................................................  $       598
  Foreign currencies (cost $14,877,210)...............................   15,209,832    15,210,430
                                                                        -----------
  Receivable for securities sold...................................................    19,797,548
  Interest receivable..............................................................     2,470,017
  Dividends and dividend withholding tax reclaims receivable.......................     1,012,312
  Unamortized organizational costs (Note 1)........................................       109,155
  Receivable for open forward foreign currency contracts (Note 1)..................        64,004
  Cash held as collateral for securities loaned (Note 1)...........................    38,768,656
                                                                                     ------------
    Total assets...................................................................   624,653,033
                                                                                     ------------
Liabilities:
  Payable for securities purchased.................................................    24,293,241
  Payable for investment management and administration fees (Note 2)...............       730,616
  Payable for printing and postage expenses........................................        68,122
  Payable for professional fees....................................................        47,957
  Payable for Directors' fees and expenses (Note 2)................................        12,750
  Payable for transfer agent fees..................................................        10,250
  Payable for custodian fees.......................................................        10,195
  Payable for fund accounting fees (Note 2)........................................         9,246
  Payable for registration and filing fees.........................................         2,127
  Other accrued expenses...........................................................       101,029
  Collateral for securities loaned (Note 1)........................................    38,768,656
                                                                                     ------------
    Total liabilities..............................................................    64,054,189
                                                                                     ------------
Net assets.........................................................................  $560,598,844
                                                                                     ------------
                                                                                     ------------
Net asset value per share ($560,598,844 DIVIDED BY 36,416,667 shares
 outstanding)......................................................................  $      15.39
                                                                                     ------------
                                                                                     ------------
Net assets consist of:
  Paid in capital (Note 4).........................................................  $545,109,494
  Undistributed net investment income..............................................     7,627,240
  Accumulated net realized loss on investments and foreign currency transactions...   (32,738,231)
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies......................................................................        64,274
  Net unrealized appreciation of investments.......................................    40,536,067
                                                                                     ------------
Total -- representing net assets applicable to capital shares outstanding..........  $560,598,844
                                                                                     ------------
                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                                      F15

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                            STATEMENT OF OPERATIONS

                         Six months ended June 30, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................................................  $ 8,297,254
  Dividend income (net of foreign withholding tax of $184,613)...............................    3,761,245
                                                                                               -----------
    Total investment income..................................................................   12,058,499
                                                                                               -----------
Expenses:
  Investment management fees (Note 2)........................................................    3,689,362
  Administration fees (Note 2)...............................................................      659,522
  Custodian fees.............................................................................      134,669
  Professional fees..........................................................................       68,418
  Fund accounting fees (Note 2)..............................................................       65,953
  Amortization of organization costs (Note 1)................................................       35,087
  Printing and postage expenses..............................................................       31,856
  Transfer agent fees........................................................................       19,910
  Directors' fees and expenses (Note 2)......................................................       15,204
  Other expenses.............................................................................      167,974
                                                                                               -----------
    Total expenses before reductions.........................................................    4,887,955
      Expense reductions (Notes 1 & 5).......................................................      (92,914)
                                                                                               -----------
    Total net expenses.......................................................................    4,795,041
                                                                                               -----------
Net investment income........................................................................    7,263,458
                                                                                               -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments..............................................  $69,561,832
  Net realized loss on foreign currency transactions............................     (230,810)
                                                                                  -----------
    Net realized gain during the period......................................................   69,331,022
  Net change in unrealized appreciation on translation of assets and liabilities
   in foreign currencies........................................................      (25,984)
  Net change in unrealized appreciation of investments..........................  (19,982,031)
                                                                                  -----------
    Net unrealized depreciation during the period............................................  (20,008,015)
                                                                                               -----------
Net realized and unrealized gain on investments and foreign currencies.......................   49,323,007
                                                                                               -----------
Net increase in net assets resulting from operations.........................................  $56,586,465
                                                                                               -----------
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                                      F16

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         SIX MONTHS
                                                                           ENDED       YEAR ENDED
                                                                          JUNE 30,    DECEMBER 31,
                                                                            1997          1996
                                                                        ------------  ------------
Increase in net assets
Operations:
  Net investment income...............................................  $ 7,263,458   $19,406,553
  Net realized gain on investments and foreign currency
   transactions.......................................................   69,331,022       945,154
  Net change in unrealized appreciation (depreciation) on translation
   of assets and liabilities in foreign currencies....................      (25,984 )      91,835
  Net change in unrealized appreciation (depreciation) of
   investments........................................................  (19,982,031 )  78,628,364
                                                                        ------------  ------------
    Net increase in net assets resulting from operations..............   56,586,465    99,071,906
Distributions to shareholders: (Note 1)
  From net investment income..........................................           --   (17,407,047 )
                                                                        ------------  ------------
      Total increase in net assets....................................   56,586,465    81,664,859
Net assets:
  Beginning of period.................................................  504,012,379   422,347,520
                                                                        ------------  ------------
  End of period *.....................................................  $560,598,844  $504,012,379
                                                                        ------------  ------------
                                                                        ------------  ------------
 * Includes undistributed net investment income of....................  $ 7,627,240   $   363,782
                                                                        ------------  ------------
                                                                        ------------  ------------

    The accompanying notes are an integral part of the financial statements.

                                      F17

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                                                JANUARY 11, 1994
                                                                                 (COMMENCEMENT
                                           SIX MONTHS         YEAR ENDED         OF OPERATIONS)
                                             ENDED           DECEMBER 31,              TO
                                            JUNE 30,    ----------------------    DECEMBER 31,
                                              1997         1996        1995           1994
                                          ------------  ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   13.84    $   11.60   $   12.44      $   15.00
                                          ------------  ----------  ----------  ----------------
Income from investment operations:
  Net investment income.................        0.20         0.53        0.72           0.35
  Net realized and unrealized gain
   (loss) on investments................        1.35         2.19       (0.84)         (2.46)
                                          ------------  ----------  ----------  ----------------
    Net increase (decrease) from
     investment operations..............        1.55         2.72       (0.12)         (2.11)
                                          ------------  ----------  ----------  ----------------
Distributions to shareholders:
  From net investment income............          --        (0.48)      (0.72)         (0.35)
  From net realized gain on
   investments..........................          --           --          --          (0.10)
                                          ------------  ----------  ----------  ----------------
    Total distributions.................          --        (0.48)      (0.72)         (0.45)
                                          ------------  ----------  ----------  ----------------
Net asset value, end of period..........   $   15.39    $   13.84   $   11.60      $   12.44
                                          ------------  ----------  ----------  ----------------
                                          ------------  ----------  ----------  ----------------
Market value, end of period.............   $   14.06    $   11.63   $    9.75      $    9.75
                                          ------------  ----------  ----------  ----------------
                                          ------------  ----------  ----------  ----------------

Total investment return (based on market
 value).................................       20.90 %+     24.18%       6.60%        (32.16)%+
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 560,599    $ 504,012   $ 422,348      $ 452,872
Ratio of net investment income to
 average net assets.....................        2.75 %++      4.07%      6.33%          2.75 %++
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................        1.82 %++      1.82%      1.77%          2.01 %++
  Without expense reductions............        1.85 %++      1.85%      1.80%          2.01 %++
Portfolio turnover rate.................         217 %++       138%        75%            56 %
Average commission rate per share paid
 on portfolio transactions..............   $  0.0019    $  0.0022         N/A            N/A

----------------

  +  Not annualized
 ++  Annualized
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F18

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Developing Markets Fund, Inc. ("Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act") as a non-diversified, closed-end management investment company.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for securities or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations existing from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term investments, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the

                                      F19

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At June 30, 1997, stocks with an aggregate value of approximately $36,477,608 were on loan to brokers. The loans were secured by cash collateral of $38,768,656 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the period ended June 30, 1997, the Fund received securities lending income of $86,176 which was used to reduce the Fund's custodian fees and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $96,686,329 of which $18,650,929 expires in 2002 and $78,035,400 expires in
2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ

                                      F20

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states aggregated $353,775. These expenses are being amortized on a straightline basis over a five-period period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has purchased and sold when-issued securities during the period and has set aside liquid securities as collateral for these commitments.

(P) LINE OF CREDIT
The Fund, along with certain other Funds advised by the Manager, has a line of credit with BankBoston and State Street Bank. The arrangements with the banks allow the Fund to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. For the period ended June 30, 1997, the Fund had no outstanding loan balance.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Fund pays the Manager investment management fees, which are computed weekly and paid monthly, at the annualized rate of 1.40% of the Fund's average weekly net assets. The Manager also acts as administrator of the Fund. The Fund pays the Manager administration fees, which are computed and paid monthly, at an annualized rate of 0.25% of the Fund's average weekly net assets.

The Manager is the pricing and accounting agent for the fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Fund pays each of its Directors who is not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per period plus $300 for each meeting of the board attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the six months ended June 30, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $530,548,719 and $525,917,109, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the period.

4. CAPITAL SHARES
At June 30, 1997, the Fund is authorized to issue 100 million shares of capital stock, $0.001 par value, all of which is classified as Common Stock.

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 1997, the Fund's expenses were reduced by $6,738 under these arrangements.

6. SUBSEQUENT EVENT
On August 13, 1997, the Fund's Board of Directors approved certain matters required to convert the Fund from a closed-end investment company to an open-end mutual fund. A shareholder meeting has been called for October 20, 1997 at which shareholders as of August 22, 1997 may vote on a plan to convert the Fund into a newly organized GT Global Mutual Fund also to be named GT Global Developing Markets Fund. If the Fund's shareholders approve the conversion to a mutual fund, the conversion is expected to occur soon after the shareholder meeting.

                                      F21

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                     NOTES

--------------------------------------------------------------------------------

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                       G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
          DEVSAR708040M